STATEMENT OF ADDITIONAL INFORMATION

December 29, 2014
Revised March 6, 2015

FSI Low Beta Absolute Return Fund
P.O. Box 46707
Cincinnati, OH 45246
 (877) 379‐7380 (toll-free)

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of the FSI Low Beta Absolute Return Fund (the “Fund”) dated December 29, 2014 (the “Prospectus”). A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above. Capitalized terms used herein have the same meaning as assigned to them in the Prospectus.

INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the FSI Low Beta Absolute Return Fund are set forth in the Prospectus. Also set forth in the Prospectus are the principal risks associated with an investment in the Fund and the principal alternative investment strategies of the Underlying Funds.

As described in the Prospectus, the Fund intends to achieve its goal principally through implementation of an Alpha strategy by investing in the Underlying Funds. The Fund may also invest in U.S. Treasury futures to provide the Fund with exposure to the market value change of a high quality fixed income portfolio, and high quality short-term fixed income investments to the extent necessary to meet its regulatory obligations with respect to the Fund’s investments in futures.

The Adviser will utilize Sub-Advisers to manage a portion of the Fund’s assets, and is responsible for allocating Fund assets between the Adviser and the Sub-Advisers. The Fund will generally allocate 30% to 60% of its assets among all Sub-Advisers, with the Adviser allocating assets between the Sub-Advisers as it deems appropriate to achieve the Fund’s investment objective. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees.

Certain Portfolio Securities and Other Operating Policies

Generally, the Fund expects to principally invest its assets in Underlying Funds. The Fund will limit its investment in any one unregistered investment company to less than 5% of that company’s outstanding voting stock. In order to comply with this 5% limitation, the Fund may, at the time of investment, elect to invest in a class of an Underlying Fund’s non-voting securities (if such a class is available) or may contractually waive all voting rights associated with the investment or those that would exceed the 5% limitation. Waivers of voting rights typically will be effected by means of a written agreement with the relevant Underlying Fund pursuant to which the Fund automatically waives any voting rights it may hold subject to certain requirements. Determinations of whether the Fund will waive its voting rights are made by the Adviser or a Sub-Adviser as part of the investment process. The Board has delegated the Fund’s investment decisions to the Adviser. The Adviser or a Sub-Adviser will make a determination whether forgoing the right to vote is consistent with its fiduciary duty as an investment adviser to the Fund. When deciding to forego or waive voting rights, the Adviser or a Sub-Adviser shall only consider the interests of the Fund and not the interests of the Adviser or the Sub-Adviser, respectively, or those of the Adviser’s or the Sub-Adviser’s other clients, respectively.

As a general matter, unlike public corporations or registered investment companies, any unregistered Underlying Funds in which the Fund may invest provide their investors with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of unregistered Underlying Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in an unregistered Underlying Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund. The Adviser and each Sub-Adviser considers this risk minimal relative to the increased flexibility potentially available to the Fund and its Unitholders from investing in non-voting securities.

The Underlying Funds will generally consist of two or more funds of hedge funds supplemented by hedge funds that don’t invest in other funds as deemed appropriate by the Adviser or by a Sub-Adviser. The result is a portfolio of Underlying Funds that employ a variety of alternative investment strategies. These investment strategies have the flexibility to leverage, sell short and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as “alternative investment strategies” in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds.

Additional information regarding the types of securities and financial instruments in which the Fund, an Underlying Fund and a Sub-Fund may invest, and certain of the investment techniques that may be used by the Adviser, a Sub-Adviser, an Underlying Fund Manager and a manager of a Sub-Fund, are set forth below.

Equity Securities. The investment portfolio of an Underlying Fund or a Sub-Fund may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of such Equity Securities depends on business, economic and other factors affecting those issuers. Equity Securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

Generally, an Underlying Fund Manager or managers of a Sub-Fund may invest in Equity Securities without restriction. These investments may include securities issued by companies having relatively small capitalizations, including “micro-cap” companies. The prices of the securities of smaller companies may be more volatile than the security prices of larger, more established companies. Such securities are often subject to risks that may not exist or may be less pronounced in the securities of larger companies.

Common Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company's assets after creditors and, if applicable, preferred stockholders are paid. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated. Preferred stock, however, is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Convertible Securities. Convertible securities are Fixed Income Securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period of time at a specified price or formula. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable non-convertible securities. By investing in convertible securities, an Underlying Fund or Sub-Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon the exercise of the conversion right, while earning higher current income than could be available if the stock was purchased directly.

In general, the value of a convertible security is the higher of its investment value (its value as a Fixed Income Security) and its conversion value (the value of the underlying shares of common stock if the security is converted). The value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, a convertible security's conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable non-convertible securities and are subject to less fluctuation in value than underlying stock since they have fixed income characteristics. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, an Underlying Fund or Sub-Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Fixed Income Securities. An Underlying Fund Manager or a manager of a Sub-Fund may trade both investment grade and non-investment grade Fixed Income Securities. Fixed Income Securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments, municipal securities and mortgage-backed and asset-backed securities. Investment grade Fixed Income Securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by a Rating Agency, have been determined by the applicable Underlying Fund or Sub-Fund Manager to be of comparable quality. Fixed Income Securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.

Fixed income investors are subject to the risk that the issuer of such securities may be unable or unwilling to meet its principal and/or interest payment obligations. The investor may also experience security price volatility due to factors such as interest rate and/or credit spread fluctuations, changes in the perceived creditworthiness of the issuer and varying levels of market liquidity. Certain Fixed Income Securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and may subject investors to significant yield reductions and/or a loss of principal.

Non-investment grade Fixed Income Securities, including certain convertible debt securities, are considered by Rating Agencies to be predominantly speculative with respect to their issuer’s capacity to pay interest and/or repay principal. Non-investment grade securities in the lowest rating categories may be subject to a substantial risk of default or may be in default. Issuers of non-investment grade securities are generally more susceptible to adverse changes in the economic and business environment than issuers of investment grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Corporate Debt Obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Companies issue commercial paper (short-term unsecured promissory notes) to finance their current obligations. Commercial paper normally has a maturity of less than 9 months.

Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by: (1) the full faith and credit of the United States (i.e., mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); (2) the right of the issuer to borrow from the U.S. Treasury (i.e., Federal Home Loan Bank securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae securities); or (4) solely by the creditworthiness of the issuer (i.e., Federal Home Loan Mortgage Corporation securities). Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. There is no assurance that the U.S. Government will support securities not backed by its full faith and credit. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

An Underlying Fund or Sub-Fund may invest in Fixed Income Securities issued by the governments of foreign countries or by those countries’ political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank.

Municipal Securities. The states, territories and possessions of the U.S., their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, or sanitation districts) issue municipal securities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are generally classified as bonds, notes and leases. Municipal securities may be zero-coupon securities.

General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities or the proceeds of a special excise tax or other specific revenue source but not from the issuer's general taxing power. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Municipal bonds may also be moral obligation bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less. Municipal leases generally take the form of a lease or an installment purchase or conditional sale contract. Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Mortgage-Related Securities. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, an Underlying Fund or Sub-Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-related securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (e.g., credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Asset-backed securities have structures and characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Zero-Coupon Securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of an Underlying Fund or Sub-Fund (and thus an investor's) as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser or Sub-Adviser, as applicable, would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Financial Institution Obligations. Obligations of financial institutions include certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by an Underlying Fund or Sub-Fund but may be subject to early withdrawal penalties which could reduce the Underlying Fund or Sub-Fund’s performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on an Underlying Fund’s or Sub-Fund’s right to transfer a beneficial interest in the deposits to third parties.

An Underlying Fund or Sub-Fund that invests in foreign securities may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Non-U.S. Securities. An Underlying Fund or a Sub-Fund may invest in equity and Fixed Income Securities of non-U.S. issuers and in depositary receipts such as American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities may be listed on non-U.S. securities exchanges or traded on non-U.S. over-the-counter markets. Additionally, they may be purchased in private placements and may not be publicly traded. Investments in non-U.S. securities may be affected by risk factors that either do not exist or are less significant in U.S. securities. These factors are listed in the Prospectus under Risk Factors.

An Underlying Fund Manager or a manager of a Sub-Fund may not be required to hedge against foreign currency exposure in their portfolios. Consequently, exchange rate fluctuations may cause an Underlying Fund or a Sub-Fund to suffer losses on foreign currency denominated securities even though such securities may have appreciated when valued in their base currencies. An Underlying Fund or Sub-Fund may from time to time enter into forward currency exchange contracts (“forward contracts”) either for hedging purposes or to pursue its investment objective. Such contracts create an obligation to purchase or sell a specified currency at a future date at a specified price. When used for hedging purposes, forward contracts allow an Underlying Fund Manager or manager of a Sub-Fund to attempt to insulate an Underlying Fund or Sub-Fund from currency exchange rate volatility risks that may arise from an existing or a planned non-U.S. security portfolio position. There can be no assurance, however, that forward contracts provide an adequate or appropriate hedge when used in this manner. An Underlying Fund Manager or a manager of a Sub-Fund may also use forward contracts as speculative trading instruments in situations such as where they anticipate changes in currency exchange rates. See, “Certain Portfolio Securities and Other Operating Policies - Foreign Currency Transactions.”

An Underlying Fund Manager or a manager of a Sub-Fund may invest in ADRs, GDRs or other securities convertible into securities of corporations based in foreign countries. These securities may not necessarily be denominated in the same currency as the security into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and traded in U.S. securities markets and GDRs, in bearer form, are denominated in other currencies and are traded in foreign securities markets. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and therefore, there may be less information available regarding such investments. Additionally, ADRs and GDRs may expose Underlying Funds and Sub-Funds to currency exchange rate volatility.

Foreign Currency Transactions. An Underlying Fund and a Sub-Fund may conduct foreign currency transactions. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives.

An Underlying Fund or Sub-Fund may enter into forward contracts to “lock in” the U.S. dollar value of securities/financial interests it has agreed to buy or sell for the period between the trade date and the settlement date. An Underlying Fund or Sub-Fund may also enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case, the forward contract would approximate all or a portion of the securities/financial interests of the Underlying Fund or Sub-fund denominated in that currency. The precise matching of forward contract amounts and the value of the securities/financial interests involved is generally not possible since the future value of such securities in foreign currencies will change between the date of the contract and the contract’s maturity. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward contract, an Underlying Fund or Sub-Fund may either sell portfolio securities/financial interests and make delivery of the foreign currency, or it may retain the portfolio securities/interest and terminate its obligation to deliver the currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the amount of the foreign currency.

Because it is impossible to forecast with absolute precision the market value of portfolio securities/financial interests at the expiration of a forward contract, it may be necessary for an Underlying Fund or Sub-Fund to purchase additional currency on the spot market (and bear the expense of such transaction) if the market value of the securities/financial interests is less than the amount of foreign currency the Underlying Fund or Sub-Fund is required to deliver and a decision is made to sell the securities/interests and delivery the currency. Conversely, it may be necessary to sell on the spot market some of the currency realized from the sale of portfolio securities/interests if the market value thereof exceeds the value of currency obligated to be delivered. If an Underlying Fund or Sub-Fund determines to maintain the portfolio securities/interests and enter into an offsetting forward contract to close out its currency delivery obligations, it will incur a gain or loss if there is movement in the forward contract prices. If an offsetting transaction is taken, an Underlying Fund or Sub-Fund will enter into a forward contract to sell the foreign currency. If forward prices decline between the date of the original forward contract and the offsetting contract, a gain will be realized if the price of currency it has agreed to sell is higher than price of the currency it has agreed to purchase. If forward prices increase, a loss will be incurred if the price of the currency agreed to be purchased is higher than the price of the currency agreed to be sold. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities and financial interests that an Underlying Fund or Sub-Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

The cost of currency conversions also may affect an Underlying Fund’s or Sub-Fund’s investment returns. Although a fee is not charged to convert one currency into another, foreign exchange dealers do profit on the spread between the currencies purchased and sold. A dealer may agree to sell a foreign currency at one rate and offer a lesser rate of exchange to repurchase the sane currency from the Underlying Fund or Sub-Fund.

Money Market Instruments/Funds. The Fund may hold cash or cash equivalents to satisfy Fund expenses, to cover the “Beta Exposure” and to implement a temporary defensive position. An Underlying Fund or a Sub-Fund may also invest in cash or cash equivalents. Cash equivalents include money market instruments which are high quality, short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation and reverse repurchase agreements entered into with banks or broker-dealers.

Repurchase Agreements. Repurchase agreements involve the sale of a security by the Fund, an Underlying Fund or a Sub-Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the counterparty to a repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund, an Underlying Fund or a Sub-Fund. Repurchase agreements may also increase the Fund’s, an Underlying Fund’s or a Sub-Fund’s level of leverage.

Speculative and Hedging Investment Techniques. The Fund, an Underlying Fund or a Sub-Fund may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques that the Fund, an Underlying Fund or a Sub-Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that an Underlying Fund or a Sub-Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not function as anticipated and that the Fund, an Underlying Fund or a Sub-Fund may suffer losses as a result of its hedging activities.

Short Selling. An Underlying Fund or a Sub-Fund may engage in short selling. An Underlying Fund or Sub-Fund may use short selling to limit its exposure to a possible market decline in its portfolio investments or to take advantage of anticipated market declines of certain securities. Short selling involves selling securities, which may or may not be owned by borrowing the securities and delivering them to a purchaser, with an obligation to return the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices. However, to the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the losses from short sales.

Use of Leverage. The Fund may borrow to fund the repurchase of Units and may utilize leverage to implement the Beta Exposure. While the Fund has no present intention to utilize borrowing or leverage for other purposes, the Fund reserves the right to borrow or utilize leverage for investment strategy purposes, to facilitate the purchase of investments, or for various cash management purposes in the future.

The Fund will comply with SEC guidelines with respect to coverage of futures, and if the guidelines require, it will cover or set aside either on its books and records, or in a segregated account with the Fund's custodian, cash and cash equivalents (“Segregated Assets”) in the prescribed amount. The value of the Segregated Assets, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions less any proceeds or margin on deposit.

An Underlying Fund or a Sub-Fund may borrow and may use significant leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred.

Generally, leverage creates the risk of magnified capital. Leverage may involve the creation of a liability that requires the payment of interest (or the creation of a liability that does not entail any interest costs (for instance, a futures contract). The risks of leverage include a higher volatility of the NAV of the Fund or an Underlying Fund/Sub-Fund and the relatively greater effect on the NAV caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund or Underlying Fund/Sub-Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income than if the portfolio was not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s or Underlying Fund’s/Sub-Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the use of leverage would result in a lower rate of return than if leverage was not employed. In an extreme case, if the Fund’s or an Underlying Fund’s/Sub-Fund’s investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund or Underlying Fund/Sub-Fund, as applicable, to liquidate certain of its investments at an inappropriate time.

Derivatives. The Fund, an Underlying Fund or a Sub-Fund may engage in transactions involving options, futures and other derivative financial instruments as discussed further below. Derivatives may be volatile and involve a variety of types and degrees of risk. Derivatives permit the Fund, an Underlying Fund and a Sub-Fund to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small derivative position could have a large potential impact on the Fund’s, an Underlying Fund’s or a Sub-Fund’s performance.

If the Fund, an Underlying Fund or a Sub-Fund invests in derivatives at an inopportune time or its manager judges market conditions incorrectly, such an investment may lower the Fund’s, the Underlying Fund’s or the Sub-Fund’s return or result in a loss. A Fund, an Underlying Fund, or a Sub-Fund exposed to derivatives may also experience losses if its derivatives are poorly correlated with its other investments, or if the Fund, an Underlying Fund or a Sub-Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.

The Fund, an Underlying Fund and a Sub-Fund may invest in derivatives that are regulated by the CFTC.

The Adviser relies on no action relief for “fund of funds” issued by the CFTC as an exemption from registration as a commodity pool operator. The Adviser will reconsider its registration status at a later date should the CFTC issue revised guidance regarding the trading of CFTC-regulated derivatives by “fund of funds” products. If the Adviser determines not to register as a “commodity pool operator” after the issuance of the revised guidance, the Fund may need to refrain from investing in certain Underlying Funds.

Options. An Underlying Fund or a Sub-Fund may utilize options contracts. They also may use so-called “synthetic” options (notional principal contracts with characteristics of an over-the-counter option). Such transactions may be effected on securities exchanges, in the over-the-counter market or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Underlying Fund or a Sub-Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, an Underlying Fund or a Sub-Fund may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by an Underlying Fund or a Sub-Fund may include options on baskets of specific securities.

An Underlying Fund or Sub-Fund may purchase call and put options, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. A covered call option is a call option with respect to which an Underlying Fund or a Sub-Fund owns the underlying security. The sale of such an option exposes an Underlying Fund or a Sub-Fund during the term of the option to a possible loss of the opportunity to realize appreciation in the market price of the underlying security or to a possible loss due to the continued holding of a security that might otherwise have been sold to protect against its price depreciation. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Underlying Fund’s or a Sub-Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by an Underlying Fund or a Sub-Fund may not be covered.

An Underlying Fund or a Sub-Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. An Underlying Fund or a Sub-Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Underlying Fund or a Sub-Fund would ordinarily effect a similar “closing sale transaction”, which involves liquidating a position by selling the option previously purchased, although the Underlying Fund or the Sub-Fund could exercise the option should it deem it advantageous to do so.

Synthetic option transactions involve the use of two financial instruments that, together, replicate the economic characteristics of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the potential addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

Futures. An Underlying Fund or a Sub-Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading or arbitrage opportunities not available in the United States. Investments in foreign markets, however, may pose greater risks than investments in domestic markets. For example, some foreign exchanges are principal markets in which no common clearing facility exists, and an investor may look only to its broker counterparty to buy or sell a security traded on such an exchange. In addition, any profits that might be realized in trading could be eliminated by adverse currency exchange rate movements. Similarly, such adverse exchange rate movements could result in a loss. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

The Fund may invest in U.S. Treasury futures. An Underlying Fund or a Sub-Fund may also purchase and sell index futures contracts and single stock futures contracts. A index future obligates the Fund, an Underlying Fund or a Sub-Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’ last trading day and the value of the index based on the prices of the securities that comprise it at the opening of trading in those securities on the next business day. A single stock future obligates an Underlying Fund or a Sub-Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the stock at the opening of trading on the next business day.

An Underlying Fund or a Sub-Fund may purchase and sell interest rate futures contracts. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

An Underlying Fund or a Sub-Fund may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a currency on a future date at a specified price.

Successful use of futures is also subject to the Adviser’s, an Underlying Fund or Sub-Fund Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent that the transaction is entered into for hedging purposes, to determine the correlation between the instrument being hedged and the futures contract.

Engaging in futures transactions involves risk of loss, which could adversely affect the value of the Fund’s, an Underlying Fund’s or a Sub-Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund, an Underlying Fund or a Sub-Fund to substantial losses.

Options on Securities Indices. An Underlying Fund or a Sub-Fund may purchase and sell call and put options on stock indices listed on securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Underlying Fund or a Sub-Fund of options on stock indices will be subject to the Underlying Fund’s or Sub-Fund’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. An Underlying Fund or a Sub-Fund may invest in warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights associated with the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights tend to be more volatile than do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. An Underlying Fund or a Sub-Fund may enter into swap agreements including interest rate, equity index, currency rate and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or in a “basket” of securities representing a particular index.

Interest Rate Swaps. Forms include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Equity Index Swaps. Equity index swaps involve the exchange by an Underlying Fund or Sub-Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. An Underlying Fund or Sub-Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If an Underlying or Sub-Fund Manager is incorrect in its forecasts of market values and currency exchange rates, the Underlying Fund’s or Sub-Fund’s performance will be adversely affected. If there is a default by the other party to such a transaction, the Underlying Fund or Sub-Fund will have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Most swap agreements entered into by an Underlying Fund or a Sub-Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Underlying Fund’s or Sub-Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). If the counterparty to a swap defaults, an Underlying Fund’s or Sub-Fund’s risk of loss typically consists of the net amount of payments that it contractually is entitled to receive.

Lending Portfolio Securities. An Underlying Fund or a Sub-Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. An Underlying Fund or a Sub-Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which enable the Underlying Fund or Sub-Fund an opportunity to earn interest on the amount of the loan and on the loaned securities collateral. An Underlying Fund or a Sub-Fund typically will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Underlying Fund or a Sub-Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund or the Sub-Fund.

Other risks in lending portfolio securities include possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, an Underlying Fund or Sub-Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

When-Issued, Delayed Delivery and Forward Commitment Securities. To reduce the risk of changes in securities prices and interest rates, an Underlying Fund or a Sub-Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when an Underlying Fund or a Sub-Fund enters into the commitment, but the Underlying Fund or the Sub-Fund does not make payment until it receives delivery from the counterparty. After an Underlying Fund or a Sub-Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities.

Securities purchased on a forward commitment, or when-issued or delayed delivery basis are subject to changes in value, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates and/or credit spreads. Securities so purchased may expose an Underlying Fund or a Sub-Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Underlying Fund or a Sub-Fund is fully or almost fully invested increases such Underlying Fund’s or Sub-Fund’s leverage which would magnify losses. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Underlying Fund or a Sub-Fund on a forward basis will not honor its purchase obligation. In such cases, an Underlying Fund or a Sub-Fund may incur a loss.

Side Pockets. An Underlying Fund or a Sub-Fund may hold a limited portion of their portfolio investments in one or more specially-designated accounts (“Side Pockets”). Side Pockets are generally utilized to hold illiquid investments, the market values of which are not readily ascertainable. In addition, an investor, including the Fund, in an Underlying Fund and an investor, including an Underlying Fund, in a Sub-Fund which holds investments in Side Pockets is generally not able to redeem the portion of its interest in the Underlying Fund or the Sub-Fund that is attributable to the Side Pocket. The valuation of Side Pockets involves estimates, uncertainties and judgments, and if such valuations prove to be inaccurate or delayed, the NAV of an Underlying Fund, and correspondingly that of the Fund, may be overstated or understated. Because subscriptions and redemptions of the Fund are based on the Fund’s NAV any such overstatement or understatement may adversely affect incoming or redeeming Unitholders or remaining Unitholders. The Board has adopted policies governing the Fund’s participation in side pocket investments.

The Fund’s investment policies and restrictions do not apply to the activities and transactions of Underlying Funds in which assets of the Fund are invested (other than an affiliated Underlying Fund as may be described in the Prospectus), but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF UNITS

Repurchase Offers

As discussed in the Prospectus, to provide a limited degree of liquidity to Unitholders, the Fund may from time to time offer to repurchase Units pursuant to written repurchase offers. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion, pursuant to such repurchase offers. In determining whether the Fund should repurchase Units from Unitholders pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus.

Unless the Board determines that a repurchase offer should be funded by borrowings rather than a liquidation of any investments of the Fund and elects to commence the repurchase offer at a time closer to the Valuation Date, the Fund shall commence the repurchase offer and provide the Notice to each Unitholder at least one hundred and twenty (120) days prior to the Valuation Date set forth in the repurchase offer. Generally, Unitholders must provide a written tender request as to their intention to tender all or a portion of their units at least 90 days prior to the Valuation Date. The Board convenes quarterly to consider whether or not to authorize a repurchase offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a Valuation Date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).

The Board will cause the Fund to make offers to repurchase Units from Unitholders pursuant to written tenders only on terms it determines to be fair to the Fund and to Unitholders. When the Board determines that the Fund will repurchase Units, notice will be provided to each Unitholder describing the terms thereof, and containing information Unitholders should consider in deciding whether and how to participate in such a tender offer. If a repurchase offer is oversubscribed by Unitholders, the Fund generally will repurchase only a pro-rata portion of the Units tendered by each Unitholder.

The Fund’s assets consist primarily of interests in the Underlying Funds and the Beta Exposure. Generally, in order to finance the repurchase of Units pursuant to the tender offers, the Fund may liquidate all or a portion of its interest in an Underlying Fund and adjust the Beta Exposure. The Fund may also use available cash to fund a repurchase offer. Because interests in an Underlying Fund are generally not transferable, the Fund may withdraw a portion of its interest in an Underlying Fund only pursuant to the redemption terms of that Underlying Fund, which may include a redemption gate. To the extent that redemptions from an Underlying Fund exceed a gate, the amount of the Underlying Fund’s interests, which the Fund may tender for repurchase, will be reduced on a pro rata basis with other investors in the Underlying Fund and the Fund’s offer to repurchase its interests may be correspondingly reduced. The Fund may also borrow money in order to finance the repurchase of Units.

Payment for repurchased Units may require the Fund to liquidate a portion of its interest in the Exposure or in an Underlying Fund earlier than expected, which may result in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Board) to attempt to minimize potential losses and turnover resulting from the repurchase of Units.

Mandatory Redemptions

As noted in the Prospectus, the Fund has the right to repurchase Units of a Unitholder or any person acquiring Units from or through a Unitholder under certain circumstances. Such mandatory repurchases may be made if:

•	The Units have been transferred in violation of the Declaration of Trust or the Units have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Unitholder;

•	Ownership of the Units by a Unitholder or other person is likely to cause the Fund to be in violation of, or require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	Continued ownership of the Units may be harmful or injurious to the business or reputation of the Fund, the Board or the investment adviser or any of their affiliated persons, or may subject the Fund or any of the Unitholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	Any of the representations and warranties made by a Unitholder or other person in connection with the acquisition of the Units was not true when made or has ceased to be true;

•	With respect to a Unitholder subject to special regulatory or compliance requirements, such as those imposed by ERISA, as amended, the Bank Holding Company Act or certain Federal Communication Commission regulations, the Fund will likely be subject to additional regulatory or compliance requirements by virtue of such Unitholder continuing to hold Units;

•	A Unitholder owns less than 100 Units; or

•	It would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Units.

Transfers of Units

No person may become a substituted Unitholder without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. A Unit (or portion of a Unit) held by a Unitholder may be transferred only (1) by operation of law due to the bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Unitholder or (2) under certain limited circumstances, with the written consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of a Unit (or portion of a Unit) unless the following conditions are met: (1) the transferring Unitholder has been a Unitholder for at least six months; (2) the proposed transfer is to be made on the valuation date of an offer by the Fund to repurchase the Unit (or portion of the Unit); and (3) the transfer is one in which the tax basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Unitholder (e.g., certain transfers to affiliates). Notice to the Fund of any proposed transfer of an interest must include evidence satisfactory to the Board that the proposed transferee is an Eligible Investor.

Any transferee that is an Eligible Investor and that acquires Units in the Fund by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetency, or dissolution of a Unitholder, will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of the Declaration of Trust but will not be entitled to the other rights of a Unitholder unless and until such transferee becomes a substituted Unitholder as provided in the Declaration of Trust. If a Unitholder transfers Units with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee as a Unitholder. Each Unitholder and transferee is required to pay all expenses, including attorneys’ and independent registered public accounting firm’s fees, incurred by the Fund in connection with such transfer. If a transferee is not an Eligible Investor, the Fund reserves the right to redeem its Units. Any transfer of Units in violation of the Declaration of Trust will not be permitted and will be void.

The Declaration of Trust provides, in part, that each Unitholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, the Sub-Advisers, each other Unitholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Unitholder in violation of these provisions or any misrepresentation made by such Unitholder in connection with any such transfer.

MANAGEMENT

The Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s businesses. The Board exercises the same powers, authority and responsibilities on behalf of the Fund, as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Trustees are not required to invest in the Fund or to hold Units of the Fund or an interest in the Fund. A majority of the Board are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (each an “Independent Trustee”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below. The first table lists the Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee”). The address for all Trustees is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Trustees

Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee(1):
Gary W. Gould Born: 1957	Principal Executive Officer and President; Trustee; Member, Valuation Committee	Trustee since 2011	Managing Principal, Financial Solutions, Inc. (investment adviser) (1998 to present); Corporate Consulting Group, Inc. (investment adviser) (1985 to present)	1	None.
Independent Trustees:
Carol Befanis O’Donnell Born: 1956	Trustee; Chairman and Member, Audit, Qualified Legal Compliance and Valuation Committees; Member, Nominating Committee	Trustee since 2012	Director of Legal and Compliance and Secretary, Dara Capital U.S., Inc. (wealth advisory) (2013 to present); Special Counsel, Permal Group Inc. (asset management) (2008 to 2011); The Geiger Trust (1989 to present); The Tors Trust, (2013 to present).	1	None.
William S. Reeser Born: 1955	Trustee: Lead Independent Trustee; Chairman, Nominating Committee; Member, Audit, Qualified Legal Compliance and Valuation Committees;	Trustee since 2012	Chief Executive Office and Chief Investment Officer, University of Florida Investment Corporation (2014-present)(3); Chief Investment Officer, American Lebanese Syrian Associated Charities, Inc. (exclusive fund-raising organization of St. Jude Children's Research Hospital) (2006 to 2014); President, Reeser Advisory Services, Inc. (1997 to present)	1	None.

(1)	Mr. Gould is an Interested Trustee because of his affiliation with Financial Solutions, Inc., the Fund’s investment adviser.
(2)
Each Trustee serves until retirement, resignation or removal from the Board. Trustees may be removed in accordance with the Declaration of Trust with or without cause by written instrument signed by a majority of the Trustees or by vote of a majority of the Unitholders, at a meeting holding at least two-thirds (2/3) of outstanding Units.

(3)
Alex C. Smith, Chief Executive Officer and Principal, Meritage Capital, LLC, is one of thirteen (13) members of the Board of Directors of University of Florida Investment Corporation. Mr. Smith has served as a Director of University of Florida Investment Corporation since November, 2012.

In addition to the information set forth in the table above, each trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

Interested Trustee. Gary W. Gould: Mr. Gould has over eighteen years of experience in the investment management business, including serving as president of two registered investment advisers. This experience, in conjunction with his role with the Adviser, allows Mr. Gould to contribute extensive knowledge concerning investment management generally, and the Fund’s strategies and investments specifically, to the Board.

Independent Trustees. Carol Befanis O’Donnell has extensive experience as a business attorney, including more than a decade in private practice as well as serving as General Counsel for multiple investment firms, enabling her to provide valuable perspective and insight as Trustee.

William S. Reeser has more than eleven years of experience managing an institutional endowment portfolio comprised of a variety of assets and with a significant exposure to alternative investment structures. As a Trustee, Mr. Reeser’s background, which includes multiple years of experience regarding the selection, due diligence and ongoing monitoring of alternative investment structures, contributes knowledge and skills targeted upon oversight of investments relevant to the Fund.

Principal Officers who are Not Trustees

The business address of each officer is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
Theresa M. Bridge Born: 1969	Treasurer and Principal Financial Officer	Since 2013	Director of Fund Accounting, Ultimus Fund Solutions, LLC (2000-present).
Tina H. Bloom Born: 1968	Secretary	Since 2013	Vice President - Director of Fund Administration, Ultimus Fund Solutions, LLC (2006-present).
David R. Carson Born: 1958	Chief Compliance Officer	Since 2013
Vice President - Director of Client Strategies, Ultimus Fund Solutions, LLC (2013 to present); President, Ultimus Managers Trust (2013-Present); Chief Compliance Officer and Anti-Money Laundering Officer, The Huntington Funds (mutual fund) (2005 to 2013); Chief Operating Officer, The Huntington Funds (2008 to 2013); Vice President, The Huntington Bank (2001 to 2013).

Stephen L. Preston Born: 1966	Anti-Money Laundering Compliance Officer	Since 2014
Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC (2011 to present); Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010).

Mark Seger Born: 1962	Assistant Treasurer	Since 2013	Co-Founder and Managing Director, Ultimus Fund Solutions, LLC (investment company service provider) (1999-present).
Patricia M. Plavko Born: 1988	Assistant Secretary	Since 2014	Fund Administration Attorney at Ultimus Fund Solutions, LLC (2013 to present); Graduate of The Catholic University of America, Columbus School of Law (May 2013).
Wade R. Bridge Born: 1968	Assistant Secretary	Since 2014	Vice President - Director of Fund Administration, Ultimus Fund Solutions, LLC and Vice President, Ultimus Fund Distributors, LLC (2002 to present).

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

None of the Independent Trustees or officers currently holds or during the past two calendar years has held any positions with the Distributor, the Adviser, a Sub-Adviser, or any affiliates of the Fund, the Distributor, the Adviser or a Sub-Adviser. In addition, during the past two calendar years, except as discussed below, none of the Independent Trustees has held a position with the Fund or any other fund or hedge fund advised by the Adviser, a Sub-Adviser or any of their affiliates or for which the Distributor or its affiliates served as principal underwriter, or any affiliates of the Fund.

To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 66⅔% of the Trustees is comprised of Independent Trustees.

Trustee Ownership in the Fund and Family of Investment Companies

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Interested Trustee:
Gary W. Gould	Over $100,000	Over $100,000
Independent Trustees:
Carol Befanis O’Donnell	None	None
William S. Reeser	None	None

(1)	As of December 31, 2013.

Except as discussed below, as of December 31, 2013, no Independent Trustee (or his or her immediate family members) owned any class of securities of the Adviser, a Sub-Adviser, the Distributor or their affiliates. Ms. O’Donnell and her husband own limited partnership interests in Centennial Global Macro Fund LP, a private investment fund managed by Meritage Capital, LLC, a Fund Sub-Adviser. As of December 31, 2013, the aggregate value of Ms. O’Donnell’s interest (inclusive of those interests owned by her husband) was approximately $415,000, which is less than 1% of the value of the Centennial Global Macro Fund LP.

Gary Gould, Interested Trustee, President and Chief Executive Officer of the Fund, is a Unitholder of the Fund (less than 5% of the outstanding Units of the Fund). Corporate Consulting Profit Sharing Plan is a Unitholder of the Fund (less than 5% of the outstanding Units of the Fund). Corporate Consulting Profit Sharing Plan and the Fund may be considered “affiliates” as they may be deemed under common control by the Adviser. The Adviser is the investment adviser to the Corporate Consulting Profit Sharing Plan and the Fund. As of November 30, 2014, Gary Gould and Corporate Consulting Profit Sharing Plan together own 0.51% of the outstanding Units of the Fund. No Independent Trustee or other officers of the Fund currently own any Units of the Fund.

Independent Trustees Compensation

The table below shows the annual compensation that was paid to the Trustees as of the Fund’s fiscal year ended August 31, 2014.

Name	Position(s) Held with Company	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee
Carol Befanis O’Donnell	Trustee	$10,000	N/A	N/A	$10,000
William S. Reeser	Trustee	$10,000	N/A	N/A	$10,000

Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $10,000. Independent Trustees are reimbursed for their travel expenses related to Board meetings. The Trustees do not receive any pension or retirement benefits from the Fund. The officers of the Fund do not receive any additional compensation from the Fund.

Committees of the Board of Trustees

The Board has formed an Audit Committee composed of Ms. O’Donnell and Mr. Reeser and Ms. O’Donnell serves as Chairman. The functions of the Audit Committee are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; and (3) to the extent that Trustees are not members of the Audit Committee, to act as a liaison between the Fund’s independent registered public accounting firm and the Board. The Audit Committee met once during the last fiscal year.

The Board has formed a Nominating Committee composed of Ms. O’Donnell and Mr. Reeser and Mr. Reeser serves as Chairman. The Nominating Committee is responsible for nominating candidates for election or appointment as Independent Trustees and undertaking such other duties as shall be required of the Nominating Committee from time to time by the Board. Currently, the Nominating Committee does not consider nominees recommended by Unitholders. The Nominating Committee did not meet during the Fund’s last fiscal year.

The Board has formed a Valuation Committee composed of Mr. Gould, as PEO, Ms. O’Donnell and Mr. Reeser and Ms. O’Donnell serves as Chairman. The Chairman of the Valuation Committee may also appoint Adviser employees as non‐voting committee members. The Valuation Committee is responsible for: (i) periodically reviewing the Fund’s procedures for valuing securities, and making any recommendations to the Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the Board simultaneously). The Valuation Committee met twelve times during the last fiscal year.

The Board has formed a Qualified Legal Compliance Committee composed of Ms. O’Donnell and Mr. Reeser and Ms. O’Donnell serves as Chairman. The Qualified Legal Compliance Committee is responsible for evaluating and recommending resolutions to reports from attorneys servicing the Fund regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Fund or an employee or agent of the Fund. The Qualified Legal Compliance Committee did not meet during the last fiscal year.

Overview of Risk Management

The Board is currently comprised of three Trustees. Gary W. Gould, the Chairman of the Board, is an Interested Trustee of the Fund and the other Trustees are Independent Trustees. The Independent Trustees have designated William S. Reeser as the Lead Independent Trustee. The Lead Independent Trustee chairs Board meetings and executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees.

The Board plays an active role in the risk oversight of the Fund. The Trustees meet on a quarterly basis. Trustees also participate in special meetings and conference calls as needed. Legal counsel to the Fund provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to Fund:

• •	Fund Performance/Portfolio Manager’s Commentary Code of Ethics review
•	NAV Errors, if any
•	Distributor Compliance Reports
•	Timeliness of SEC Filings
•	Dividends and other Distributions
•	Administrator and CCO Compliance Reports
•	Fair Valuation Reports

The Audit Committee meets at least annually with the Fund’s management and independent public accountants and considers reports provided by management and the independent public accountants regarding the Fund’s audited financial statements, the Fund's accounting policies and the Fund’s internal controls over financial reporting. The Valuation Committee fair values the Fund’s interests in Underlying Funds (other than registered investment companies) monthly based on reports and information presented by the Adviser. The Committees report directly to the Board. The Nominating and Qualified Legal Compliance Committees meet as needed.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics. In addition, the Board has engaged on behalf of the Trust a Chief Compliance Officer (“CCO”) who is responsible for overseeing the implementation of the Fund’s compliance program and for evaluating the effectiveness of the compliance programs of the Fund, the Adviser, each Sub-Adviser, and the Fund’s administrator, distributor, fund accountant and transfer agent. The CCO reports to the Board at least quarterly any material compliance items that have arisen, and annually the CCO provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Fund and its investment advisers, administrator, distributor, fund accountant and transfer agent. Periodically the CCO provides reports to the Board that, among other things:

•	Assess the quality of the information the CCO receives from internal and external sources;
•	Assess how Fund personnel monitor and evaluate risks;
•	Assess the quality and implementation of the risk management procedures of the Fund and certain service providers; and
•	Discuss economic, industry, and regulatory developments, and recommend changes to the Fund’s compliance program as necessary to meet new regulations or industry developments.

On an annual basis, the Board conducts an assessment of the Board’s and the Trustees' individual effectiveness in overseeing the Fund. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Fund or any of its service providers. Based on the qualifications of each of the Fund’s Trustees, the risk management practices adopted by the Board and the committee structure adopted by the Board, and the size of the Board and the Fund, the Board believes that its leadership is appropriate.

Control Persons and Principal Holders of Securities

A principal shareholder is any Unitholder who owns of record or beneficially 5% or more of the outstanding Units of the Fund. A control person is a Unitholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Unitholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of November 30, 2014, the Unitholders listed below owned beneficially or of record approximately 5% or more of the outstanding Units of the Fund.

Name and Address	Approximate % Interest of Fund
THE HELMERICH FOUNDATION 1437 S. BOULDER, #1400, TULSA, OK 74119	43.25%
CHAPMAN CHARITABLE TRUST 6100 S. YALE AVE., STE. 1816, TULSA, OK 74136	18.91%
VERNON INVESTMENT FUND LLC A 110 W. 7TH ST., STE. 1000, TULSA, OK 74119	15.40%
VERNON INVESTMENT FUND LLC B 110 W. 7TH ST., STE. 1000, TULSA, OK 74119	7.81%
CAPITAL MANAGEMENT CORP 110 W. 7TH ST. STE. 1000, TULSA, OK 74119	5.81%

INVESTMENT ADVISORY SERVICES

The Adviser

Pursuant to the terms of the Advisory Agreement dated as of February 26, 2013, the Adviser is responsible for developing, implementing and supervising the Fund’s continuous investment program in a manner reasonably consistent with the investment objective and policies of the Fund.

As compensation for services and facilities required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a monthly fee computed at the annual rate of 1.11% of the Fund’s average monthly net assets determined as of the last Business Day of each month.

The Adviser has contractually agreed to reduce the management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to not more than 1.60% of the Fund’s average monthly net assets through April 30, 2015. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit in effect at the time the expenses were paid/waived. The Adviser Waiver Agreement may be terminated at any time upon sixty (60) days’ written notice, and without payment of any penalty prior to the completion of its term by the Board, on behalf of the Fund. No such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination. For the last three fiscal years (or short period if the Fund has operated less than three fiscal years), the advisory fees accrued, waived and retained by the Adviser were as follows:

Fiscal Year Ended August 31	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
2014	$ 407,805	$ 53,175	$ 354,630
2013	$ 21,696	$ 15,222	$ 6,474

The Advisory Agreement provides that in the absence of (i) willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the Advisory Agreement; (ii) reckless disregard of its obligations and duties under the Advisory Agreement; or (iii) a loss resulting from a breach of a fiduciary duty, the Adviser is not subject to any liability to the Fund or any Unitholder for any mistake of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services, including without limitation, any loss the Fund sustains with respect to the purchase, sale or retention of any security on behalf of the Fund. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation.

The Adviser is wholly-owned and controlled by Gary W. Gould, a Trustee, Principal Executive Officer/President and Portfolio Manager of the Trust. Mr. Gould is the sole principal and an officer and employee of the Adviser.

The Sub-Advisers

Pursuant to the terms of the Meritage Sub-Advisory Agreement and the Pluscios Sub-Advisory Agreement, each dated February 26, 2013, Meritage and Pluscios, respectively, is responsible for managing its Allocated Assets in a manner reasonably consistent with the investment objective and policies of the Fund.

Each of the Meritage Sub-Advisory Agreement and the Pluscios Sub-Advisory Agreement (each a “Sub-Advisory Agreement”) provides that in the absence of (i) willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the Sub-Advisory Agreement; (ii) reckless disregard of its obligations and duties under the Sub-Advisory Agreement; or (iii) a loss resulting from a breach of a fiduciary duty, the Sub-Adviser is not subject to any liability to the Fund, the Adviser or any Unitholder for any mistake of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services, including without limitation, any loss the Fund sustains with respect to the purchase, sale or retention of any security on behalf of the Fund. In addition, it provides that the Sub-Adviser may act as investment adviser for any other person, firm or corporation.

Meritage and Pluscios have each executed an agreement with the Adviser under which each agrees to waive a portion of its sub-advisory fees payable to it by the Adviser. Each Sub-Advisory Waiver Agreement provides that the applicable Sub-Adviser will waive its contractual fee in an amount equal to the value of the annual advisory fees waived and/or Fund expenses reimbursed by the Adviser (as a percentage of the annual advisory fee) under the Adviser Waiver Agreement up to a maximum of 50% of the Sub-Adviser’s annual contractual fee through March 31, 2015. Pursuant to each Sub-Advisory Agreement, if the Adviser recoups all of the Adviser Waiver for any period permitted under the Adviser Waiver Agreement, the Adviser shall use that recoupment to reimburse a Sub-Adviser in an amount equal to its Sub-Adviser Waiver for the Recoupment Period. If the amount of the recoupment paid by the Fund is less the Adviser Waiver for the Recoupment Period, the Adviser shall reimburse the Sub-Adviser in an amount equal to the Sub-Advisory Waiver for the Recoupment Period multiplied by the ratio of the recoupment amount to the Adviser Waiver.

As compensation for services and facilities required to be provided by Meritage as Sub-Adviser under its Sub-Advisory Agreement dated as of February 26, 2013, the Adviser (and not the Fund) will pay Meritage a monthly fee computed at the annual rate of 0.75% of the Allocated Assets, determined as of the last Business Day of the month. As compensation for services and facilities required to be provided by Pluscios under its Sub-Advisory Agreement dated as of February 26, 2013, the Adviser (and not the Fund) will pay Pluscios a monthly fee computed at the annual rate of 0.87% of the Allocated Assets determined as of the last Business Day of the month.

For the last three fiscal years (or short period if the Fund has operated less than three fiscal years), the sub-advisory fees accrued by the Adviser, the sub-advisory fees waived by Meritage and Pluscios and the sub-advisory fees retained by Meritage and Pluscios were as follows:

Fiscal Year Ended August 31	Sub-Advisory Fee Accrued by Adviser	Sub-Advisory Fee Waived by Sub-Adviser	Sub-Advisory Fee Retained by Sub-Adviser
Meritage Capital, LLC
2014	$ 79,019	$ 7,838	$ 71,180
2013	$ 3,757	$ 819	$ 2,938
Pluscios Management LLC
2014	$ 69,220	$ 6,761	$ 62,458
2013	$ 3,376	$ 738	$ 2,638

Meritage is controlled through equity interests held by Thomas J./Lynn M. Meredith and Alex C. Smith, through direct ownership and also indirectly through Zilker Park Partners, LLC, a holding company. Pluscios is controlled through equity interests by Constance T. Teska and Kelly A. Chesney.

ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND
COMPLIANCE SERVICES

Prior to December 16, 2013, Atlantic Fund Services (“Atlantic”), located at Three Canal Plaza, Suite 600, Portland, Maine 04101, provided administration, compliance, fund accounting and transfer agency services to the Fund pursuant to a Services Agreement. For its services, the Fund paid Atlantic an annual bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also paid Atlantic certain surcharges and shareholder account fees. The fee was accrued and paid monthly based on the net assets, transactions and positions for the prior month.

Since December 16, 2013, Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 has provided administration, compliance, fund accounting and transfer agency services to the Fund pursuant to a Services Agreement (the “Ultimus Services Agreement”). For its services, the Fund pays Ultimus an annual bundled fee for administration, fund accounting and transfer agency services and a separate fee for compliance services. The Fund also pays Ultimus for out-of-pocket expenses incurred on the Fund’s behalf. The fee is accrued and paid monthly based on the net assets for the prior month.

As administrator, Ultimus administers the Fund’s operations in such manner and to such extent as may be authorized by the Board. The administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of each Fund’s tax returns, financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and in the preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Fund and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Ultimus provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

Ultimus provides a Principal Financial Officer, a Chief Compliance Officer, a Secretary, an Assistant Treasurer, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions, pursuant to the Ultimus Services Agreement.

The Ultimus Services Agreement continues in effect, unless earlier terminated by the Fund or Ultimus, for a period of two years. Thereafter, unless otherwise terminated, the Ultimus Services Agreement shall be renewed automatically for successive one-year periods. The Ultimus Services Agreement may be terminated without penalty for cause (as defined in the Ultimus Services Agreement) upon the provision of thirty (30) days’ advance written notice by the party alleging cause. After the initial two-year term, the Ultimus Services Agreement may also be terminated without penalty by provision of one hundred twenty (120) days’ written notice.

Under the Ultimus Services Agreement, Ultimus is liable for any damages arising directly or indirectly out of Ultimus' failure to perform its duties under the agreement to the extent such damages arise directly or indirectly out of Ultimus' willful misfeasance, bad faith, negligence in the performance of its duties, or reckless disregard of its obligations and duties under the agreement. Ultimus’ maximum cumulative aggregate liability under the agreement is limited to the total fees Ultimus was paid in the most-recent twenty-four-month period, provided that if such date is during the first twenty-four (24) months of the agreement, then Ultimus’ cumulative liability shall not exceed the total amount of compensation paid or payable by the Fund to Ultimus under the agreement during the first twenty-four (24) months of this Agreement. The limitation on liability, however, does not apply to any liability arising as a result of the willful default, fraud or negligence of Ultimus.

For the last three fiscal years (or short period if the Fund has operated less than three fiscal years), the fees accrued by Atlantic and Ultimus, the fees waived by Atlantic and Ultimus and the fees retained by Atlantic and Ultimus were as follows:

Fiscal Year Ended August 31	Fees Accrued	Fees Waived	Fees Retained
Atlantic Fund Services
2014	$ 20,428	$ 2,944	$ 17,484
2013	$ 11,693	$ 1,667	$ 10,026
Ultimus Fund Solutions, LLC
2014	$ 37,357	$ 0	$ 37,357
2013	None	None	None

DISTRIBUTOR

The Distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as distributor of the Units during the continuous offering of the Units pursuant to the Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund assumes and pays all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. The Fund pays, among other things: (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s Prospectus, SAI, and any other sales material (and any supplements or amendments thereto).

The Distribution Agreement continues in effect for two years from the date of its execution and from year to year thereafter, so long as such continuance is approved at least annually by a vote of the Board or the vote of a majority of the outstanding Units of the Fund, in accordance with Section 15 of the 1940 Act.

The Distribution Agreement may be terminated, without the payment of any penalty (i) through a failure to renew the Distribution Agreement at the end of a term, or (ii) upon mutual consent of the Fund and the Distributor. Further, the Distribution Agreement may be terminated upon no less than 60 days’ written notice, by either the Fund through a vote of a majority of the Independent Trustees, and have no direct or indirect financial interest in the operation of this Agreement or by a vote of a majority of the outstanding voting securities of the Fund, in accordance with, and as defined in, Section 15 of the 1940 Act, or by the Distributor.

Pursuant to a Distribution Services Agreement between the Distributor and the Adviser, the Adviser pays the Distributor for the distribution services provided to the Fund under the Distribution Agreement.

Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Units.

The Distributor is not affiliated with the Adviser, Ultimus, or the Custodian.

CUSTODIAN

Union Bank, N.A. serves as the custodian of the Fund’s assets, and may maintain custody of assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies). Assets of an Underlying Fund are not held by the Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 350 California Street, 6th Floor, San Francisco, California 94104.

The Underlying Funds in which the Fund may invest, including those for which a Sub-Adviser also provides advisory services, custody their assets with unaffiliated qualified custodians such as banks. These Underlying Funds disseminate audited financial statements to investors at least annually.

PORTFOLIO MANAGER

The person responsible for investment decisions with respect to the Fund is: Mr. Gary W. Gould. Mr. Gould has managed Alpha strategies since October 1, 1998. He has eighteen years of experience utilizing and providing due diligence on individual Hedge Fund and Hedge Fund of Funds strategies. In addition, Mr. Gould has sixteen years of experience utilizing financial futures to provide Beta exposure.

Account Management Disclosure

The following information is as of August 31, 2014 and is for the person who is primarily responsible for day-to-day management of the Fund:

	Number of Other Accounts Managed And Assets by Account Type			Number of Accounts and Assets For Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles ($mils)	Other Accounts ($mils)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gary W. Gould	0	0	9 ($1.021 billion)	0	0	0

Beneficial Ownership By Portfolio Manager

As of August 31, 2014, the Portfolio Manager owned Units valued in the range of $100,001-$500,000.

Compensation Disclosure

The Portfolio Manager receives a salary from the Adviser and participates in the profitability of the Adviser based on his ownership of the Adviser.

Conflicts of Interest

The investment activities of the Portfolio Manager with respect to the Fund and with respect to other accounts he manages may give rise to conflicts of interest that may disadvantage the Fund. For example, the Portfolio Manager manages other accounts with like investment strategies and the fees paid by the Fund and the other accounts could differ. Thus, the Portfolio Manager could favor one account over another in allocating new investment opportunities that have limited supply or in the order in which it places orders to redeem identical investments. The Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Manager are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis and to redeem investments proportionally.

PORTFOLIO TRANSACTIONS

Purchases and Sales of Underlying Funds and Other Investments

The Fund will purchase interests in an Underlying Fund directly from the Underlying Fund and such purchases may be, but are generally not, subject to transactional expenses.

Purchases and sales of portfolio investments that are Fixed Income Securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.

Purchases and sales on an exchange are generally subject to commission charges which are negotiated. Purchases and sales in the over-the-counter markets are effected pursuant to principal transactions with a market maker.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of transactions in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The following table shows the aggregate brokerage commissions paid by the Fund during each of the past two fiscal years.
FSI Low Beta Absolute Return Fund
Year Ended August 31, 2014	$11,382
Year Ended August 31, 2013	$0

The increase in brokerage commissions is due to the implementation of the Beta Exposure in January 2014. Prior to that time, the Beta Exposure has not been implemented.

The Adviser and Sub-Advisers may place portfolio transactions with broker-dealers selected by and at the discretion of the Adviser and Sub-Advisers. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser and Sub-Advisers in their best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser and Sub-Advisers seek “best execution” for all portfolio transactions. Although, the Adviser and Sub-Advisers seek the most favorable price and execution available, the Fund may not always obtain the best price or pay the lowest commission. The Adviser and Sub-Advisers seek to obtain the most favorable price and execution available to the Fund by evaluating factors such as the cost of dealer spreads or commissions paid in connection with securities transactions, the size of the order, difficulty of execution, speed and quality of execution as well as any risk involved in the transaction. The Adviser and Sub-Advisers may also utilize a broker and pay a less favorable commission if such broker has specific expertise in a particular type of transaction.

Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors but is not expected to exceed 100% per year. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased transaction costs to the Fund and a possible increase in short-term capital gains (taxable to Unitholders as ordinary income when distributed to them) or losses.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, are excluded from the calculation of portfolio turnover rate.

The Fund’s portfolio turnover rate for the fiscal periods ended August 31, 2014 and 2013 were 0% and 0%, respectively.

THE FUND EXPENSES

The Fund will bear all expenses incurred in its business and operations. Expenses borne by the Fund include, but are not limited to, the following:

•	All costs and expenses associated with the registration of the Fund under, and compliance with, any applicable federal or state laws;

•	Attorneys’ fees and disbursements associated with updating the Fund’s registration statement, Prospectus and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

•	The costs and expenses of holding meetings of the Board and any meetings of Unitholders, including legal costs associated with the preparation and filing of proxy materials;

•	The fees and disbursements of the Fund’s counsel, legal counsel to the Independent Trustees, independent registered public accounting firm for the Fund and other consultants and professionals engaged on behalf of the Fund;

•	All costs and expenses associated with the Fund’s tender offers;

•	The fees payable to various service providers;

•	All costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Unitholders;

•	The costs of a fidelity bond and any liability insurance obtained on behalf of the Fund;

•	All expenses associated with computing the Fund’s NAV, including any equipment or services obtained for these purposes; and

•	Such other types of expenses as may be approved from time to time by the Board.

The Underlying Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Underlying Fund Managers generally will charge asset-based fees to and receive performance-based allocations from the Underlying Funds, which will generally reduce the investment returns of the Underlying Funds and the amount of any distributions from the Underlying Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.

CODE OF ETHICS

The Fund, the Adviser and Sub-Advisers have each adopted a code of ethics. Each code is designed to detect and prevent improper personal trading by persons subject to the code. A code of ethics permits persons subject to the code to invest in securities that may be purchased or held by the Fund, including securities that may be purchased or held by an Underlying Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics of the Fund, the Adviser and each Sub-Adviser are included as exhibits to the Fund’s registration statements filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The codes of ethics are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

VOTING OF PROXIES

A copy of the Fund’s proxy voting procedures are included in Exhibit A to this SAI. The proxy voting policies of each of the Adviser, Meritage and Pluscios are included as Exhibit B, Exhibit C, and Exhibit D, respectively, to this SAI. Information regarding how the Fund voted proxies relating to securities of the Fund during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling (877) 379-7380; and (ii) on the SEC’s website at http://www.sec.gov.

CERTAIN TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in Units. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of Unitholders subject to special treatment under U.S. federal income tax laws, including Unitholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that Unitholders hold Units as capital assets (generally, property held for investment). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has neither sought nor will seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local income tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Unitholder” is a beneficial owner of Units that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Unitholder” is a beneficial owner of Units that is not a U.S. Unitholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Unitholder that is a partnership holding Units or a partner of such a partnership should consult its tax advisers with respect to the purchase, ownership and disposition of Units.

Tax matters are very complicated and the tax consequences to an investor of an investment in Units will depend on the facts of its particular situation. Unitholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

The Fund intends to elect to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code. As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to Unitholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to Unitholders, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”

Taxation as a RIC

If the Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement;

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to Unitholders. The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to Unitholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of: (1) 98% of the Fund’s ordinary income for each calendar year: (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year; and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.” The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies, which the Fund refers to as the “90% Income Test;” and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

-
at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

-
no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

To facilitate compliance with the RIC tax requirements, the Fund intends to invest substantially all of the Alpha Engine in “passive foreign investment companies” or “PFICs.” A PFIC is an offshore investment fund that is treated as a corporation for U.S. tax purposes. Investments in PFICs may involve costs, including withholding taxes, which the Fund would not incur if it invested in U.S. domestic investment funds. Also, legislation enacted on March 18, 2010, commonly referred to as FATCA, generally requires a PFIC to registered with the Internal Revenue Service and agree to identify certain of its direct and indirect U.S. account holders in order to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to actual and deemed U.S. investments. Similarly, the Fund must also file certain information with the IRS regarding its PFIC holdings.

The Fund may also be required to recognize taxable income from PFIC investments in circumstances in which the Fund does not receive cash. Specifically, the Fund intends to elect to mark-to-market at the end of each taxable year its shares in Underlying Funds that are classified as PFICs for U.S. federal income tax purposes. The Fund expects that all or substantially all of the Underlying Funds will be treated as PFICs for which it intends to make a mark-to-market election. As a result, with respect to its investments in PFICs, at the end of each taxable year the Fund will recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to Unitholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on the Fund’s payment of dividends may prevent the Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% excise tax.

The Fund is permitted under the 1940 Act (and is expected) to borrow funds and to sell assets in order to satisfy distribution requirements. However the Fund, under the 1940 Act, is not permitted to make distributions to Unitholders while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met. Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by: (1) the illiquid nature of its portfolio; and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests.

If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to Unitholders. In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to Unitholders. In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Unitholders

Distributions by the Fund generally are taxable to U.S. Unitholders as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Unitholders to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Units. Because the Fund will invest mostly in PFICs, it is anticipated that distributions of the Fund’s “investment company taxable income” will not be eligible for the dividends received deduction allowed to corporate Unitholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Unitholder as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Unitholders, regardless of the U.S. Unitholder’s holding period for its Units and regardless of whether paid in cash or reinvested in additional Units. However, due to the Fund’s principal investment strategy focusing on investments in PFICs, most of the Fund’s income is expected to be ordinary income, and therefore most distributions are not expected to be designated as “capital gain dividends” eligible for the reduced rate of tax. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Unitholder’s adjusted tax basis in such Unitholder’s Units and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Units to such U.S. Unitholder.

Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8% “Medicare tax” imposed for taxable years beginning after 2012. The tax applies to individuals who have net investment income and adjusted gross income in excess of certain thresholds, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. The tax also applies to trusts and estates that have undistributed net investment income and adjusted gross income that would be subject to the maximum income tax rate for an estate or trust.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Unitholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Unitholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Unitholders on December 31 of the year in which the dividend was declared. Unitholders who receive distributions in the form of Units will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. Dividends and other taxable distributions are taxable to Unitholders even though they are reinvested in additional Units.

Pursuant to the Fund’s “opt out” dividend reinvestment plan, when the Fund declares a dividend, each Unitholder that has not made a Distribution Election will automatically have their dividends reinvested in additional Units. To the extent Unitholders make a Distribution Election, the Fund may pay any or all such dividends in a combination of cash and Units. Depending on the circumstances of the Unitholder, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such Unitholder would have to pay the tax using cash from other sources. A Unitholder that receives Units pursuant to a distribution generally has a tax basis in such Units equal to the amount of cash that would have been received instead of Units as described above and a holding period in such Units that begins on the Business Day following the payment date for the distribution.

A U.S. Unitholder generally will recognize taxable gain or loss if the U.S. Unitholder sells or otherwise disposes of its Units. Such Unitholder’s gain or loss is generally calculated by subtracting from the gross proceeds the cost basis of its Units sold or otherwise disposed of. Upon such disposition of such Unitholder’s Units, the Fund will report the gross proceeds and cost basis to such Unitholder and the IRS. For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such Unitholder instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Unit lot identification. The cost basis method elected by the Unitholder (or the cost basis method applied by default) for each disposition of Units may not be changed after the settlement date of each such disposition of Units. If a Unitholder holds its Units through a broker (or other nominee), such Unitholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for its account. Unitholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the Unitholder has held its Units for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Units held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Units. In addition, all or a portion of any loss recognized upon a disposition of Units may be disallowed if other Units are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

In general, non-corporate U.S. Unitholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Units). Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Unitholders currently are subject to U.S. federal income tax on net capital gain at same rates that apply to ordinary income; provided, however, that the maximum rate applicable to capital gains is 35%. Non-corporate U.S. Unitholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Unitholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Unitholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Unitholder, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Unit and per distribution basis, the amounts includible in such U.S. Unitholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Unitholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. Unitholder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Unitholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies the Fund that such Unitholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Unitholder’s U.S. federal income tax liability and may entitle such Unitholder to a refund; provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Unitholders

Whether an investment in Units is appropriate for a Non-U.S. Unitholder will depend upon that person’s particular circumstances. An investment in Units by a Non-U.S. Unitholder may have material and adverse tax consequences. Non-U.S. Unitholders should consult their tax advisers before investing in Units.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Unitholders, subject to the discussion below, will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Unitholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the Non-U.S. Unitholder, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, the Fund will not be required to withhold federal tax if the Non-U.S. Unitholder complies with applicable certification and disclosure requirements. Special certification requirements apply to certain foreign entities, including foreign trusts and foreign partnerships, and Non-U.S. Unitholders are urged to consult their tax advisers in this regard.

Actual or deemed distributions by the Fund of capital gain dividends to a Non-U.S. Unitholder and gain realized by a Non-U.S. Unitholder upon the sale of Units will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Unitholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Unitholder in the United States or (b) the Non-U.S. Unitholder is an individual, has been present in the United States for 183 calendar days or more during the taxable year, and certain other conditions are satisfied.

If the Fund distributes its net capital gain, if any, in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Unitholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Unitholder’s allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. Unitholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Unitholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Unitholder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in Units may not be appropriate for certain Non-U.S. Unitholders.

A Non-U.S. Unitholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Unitholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Unitholder or otherwise establishes an exemption from backup withholding.

FATCA will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. To avoid withholding under these provisions, certain Non-U.S. Unitholders may need to enter into information-sharing agreements with the IRS in which they agree to identify and report information to the IRS each year on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements. Non-U.S. Unitholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of Units. While these withholding tax provisions were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated in a notice issued on October 24, 2012, of a phased-in implementation of these provisions, with withholding on income payments, other than gross proceeds, to begin on January 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2017, and with withholding on certain “passthrough payments” to begin on January 1, 2017.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Units.

 Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates. The Fund would not be able to deduct distributions to Unitholders, nor would they be required to be made. Distributions would generally be taxable to non-corporate Unitholders as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Unitholders would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Unitholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to assets of an ERISA Plan, or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to a Plan, including the duty of prudence, the suitable allocation of assets within and across different asset classes, the avoidance of prohibited transactions and other standards. In determining whether a particular investment is appropriate for a Plan, a fiduciary of a Plan must comply with rules adopted by the DOL, which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of a Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition with regard to the suitable allocation of assets within and across different asset classes, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives; and (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties.

Before investing the assets of a Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made. If a fiduciary of a Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. As a result: (1) none of the Adviser, the Sub-Advisers, Underlying Fund Managers or managers of Sub-Funds will be fiduciaries with respect to those Plans within the meaning of ERISA, such that these parties will not be subject to ERISA’s fiduciary standards described above in their activities; and (2) transactions involving the assets and investments of the Fund, the Alpha Engine, Buffer Account, and the Beta Exposure will not be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities. The Adviser will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies; and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser or the Sub-Advisers or with other entities that are affiliated with the Adviser or the Sub-Advisers. Each of the Adviser or the Sub-Advisers and their affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Prior to a Plan’s investment in the Fund, each Fiduciary of the Plan that is responsible for the Plan’s investments will be required to execute a subscription document on behalf of the Plan and to personally represent that: (A) each Fiduciary is a “fiduciary” of such Plan within the meaning of Section 4975(e)(3) of the Code or other comparable non-ERISA laws and such person is authorized to execute the subscription document on behalf of the Plan; (B) each Fiduciary responsible for the Plan’s investments has executed the subscription document; (C) each Fiduciary is: (1) responsible for the decision to invest in the Fund; and (2) qualified to make such investment decision; (D) the decision to invest the Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and other applicable laws; (E) the purchase of the Unit(s) by the Plan will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the IRC; and (F) unless otherwise indicated in writing to the Fund, the Plan is not a participant-directed defined contribution plan.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained in this SAI, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

VALUATION OF ASSETS

The Fund will compute its NAV based on the market close as of the last Business Day of each month or at such other times as approved by the Board. The NAV of the Fund will equal the value of the assets of the Fund less all of its liabilities, including accrued fees and expenses. It is expected that the assets of the Fund will consist primarily of the Fund’s interest in the Underlying Funds, the Beta Exposure and the Buffer Account.

The Board has approved valuation procedures pursuant to which the Fund’s Valuation Committee will value Fund investments in Underlying Funds at fair value. As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund or from a third party if the Fund’s interest were redeemed or sold at the time of valuation, based on information available at the time the valuation is made and that the Fund reasonably believes to be reliable. In accordance with these procedures, fair value ordinarily will be the value determined as of each month end for each Underlying Fund in accordance with the Underlying Fund’s valuation policies and reported by the Underlying Fund at or about the time of such valuation to the Fund or its agent. The Fund may not have an Underlying Fund’s reported valuation as of the time that the Fund calculates its NAV in the event that the Underlying Fund does not report a value to the Fund on a timely basis. In such cases, the Valuation Committee would determine the fair value of such an Underlying Fund based on any relevant information available at the time of determination, including the most recent value reported by the Underlying Fund. Any values reported as estimated or final values will reasonably reflect market values of securities for which market quotations are available or fair value as of the date an Underlying Fund determines its NAV.

Prior to investing in any Underlying Fund, the Adviser and/or the Sub-Advisers will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund. As a general matter, such review will include a determination of whether the Underlying Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Valuation Committee will consider valuations provided by Underlying Funds in determining their respective fair values, the Fund and its agents will not be able to confirm independently the accuracy of valuation calculations provided by the Underlying Funds (which are unaudited except for the NAV calculation as of fiscal year end).

The Fund’s valuation procedures require the Valuation Committee to consider relevant information available at the time that assesses the fair value of Fund portfolio asset. The Valuation Committee will consider such information, and may conclude in certain circumstances that the information provided by an Underlying Fund Manager does not represent the fair value of the Fund’s interests in the Underlying Fund. Although redemptions of interests in Underlying Funds are subject to advance notice requirements, Underlying Funds will typically make available NAV information to their investors which represents the price at which, even in the absence of redemption activity, the Underlying Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Underlying Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following the Fund’s valuation procedures, in the absence of specific transaction activity in interests in a particular Underlying Fund, the Fund may consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. Consistent with industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Underlying Fund. In other cases, as when an Underlying Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Underlying Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Underlying Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Underlying Funds may be subject to later adjustment by the Underlying Fund Managers or Underlying Funds’ administrators, based on information reasonably available at that time. For example, fiscal year-end NAV calculations of the Underlying Funds are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Unitholders who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations adversely affect the Fund's NAV, the outstanding Units will be adversely affected by prior repurchases to the benefit of Unitholders who had their Units repurchased at a NAV per Unit higher than the adjusted amount.

Conversely, any increases in the NAV per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Unitholders who previously had their Units repurchased at a NAV per Unit lower than the adjusted amount. The same principles apply to the purchase of Units. New Unitholders may be affected in a similar way.

The valuation procedures approved by the Board provide that, where deemed appropriate by the Valuation Committee and consistent with the 1940 Act, investments in Underlying Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be valued in a manner that the Valuation Committee, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Valuation Committee are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser and the Sub-Advisers invest the assets of the Fund in securities or other instruments that are not investments in Underlying Funds, the Fund will generally value such assets as described below. Securities traded or dealt in one or more securities exchanges and not subject to restrictions against resale in the market are generally valued at the last quoted sale on the primary exchange on which the securities are traded, or in the absence of a sale, at the mean of the last bid and asked prices. Securities not traded on any securities exchange for which over-the-counter market quotations are readily available shall be valued at the mean of the last bid and asked prices. Debt securities may also be valued based on broker/dealer supplied quotations or pursuant to matrix pricing provided by a Board approved pricing service. Matrix pricing is a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s NAV per share. If market quotations are not readily available or deemed to be unreliable by the Adviser or a Sub-Adviser, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Valuation Committee will reevaluate its fair value methodology for such securities to determine what, if any, adjustments should be made to the methodology.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board.

The Adviser and the Sub-Advisers act as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser, the Sub-Advisers or other parties responsible for valuing such securities may use other methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Fund and other clients. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Adviser’s management fees and the costs of any borrowings, are accrued on a monthly basis on the day that the NAV is calculated and taken into account for the purpose of determining the NAV.

Prospective Unitholders should be aware that situations involving uncertainties as to the value of Fund positions could have an adverse effect on the NAV of the Fund if the value judgments of the Valuation Committee, the Board, Underlying Fund Managers, or managers of Sub-Funds should prove incorrect. Also, Underlying Fund Managers and managers of Sub-Funds will only provide determinations of the NAV of Underlying Funds or Sub-Funds on a periodic basis, typically monthly. Consequently, it may not be possible to determine the NAV of the Fund more frequently.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

BBD, LLP (“BBD”) serves as the independent registered public accounting firm of the Fund. Its principal business address is 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 and the services that it provides to the Fund includes audit services and tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

Bernstein Shur Sawyer & Nelson serves as Counsel to the Independent Trustees and Legal Counsel of the Fund. Its principal business address is 100 Middle Street, Portland, Maine 04101.

SUMMARY OF DECLARATION OF TRUST

The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this SAI or in the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Declaration of Trust a copy of which is included as an exhibit to the Trust’s Registration Statement filed with the SEC.

Liability of Unitholders. Under Delaware law and the Declaration of Trust, a Unitholder will not be liable for the debts, obligations, liabilities and expenses of the Fund solely by reason of being a Unitholder, except that the Unitholder may be obligated to reimburse the Fund pursuant to the Declaration of Trust to repay any funds wrongfully distributed to the Unitholder. The Trustees have no power to bind any Unitholder personally or to call upon any Unitholder for the payment of any sum of money or assessment whatsoever other than such as the Unitholder may from time to time personally agree to pay pursuant to the terms of the Declaration of Trust or by way of subscription for Units or otherwise.

Duty of Care. The Declaration of Trust provides that neither the Trustees, an officer of the Fund nor, if applicable, an investment adviser to the Fund shall be liable to the Fund or any of its Unitholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees by the Fund, but not by the Unitholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Trustee will not be personally liable to any Unitholder for the repayment of any balance in such Unitholder’s account or for investments by such Unitholder in the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its Unitholders. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification of a Trustee for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Term, Dissolution and Liquidation. The Fund shall continue without limitation of time but subject to the following provisions. The Board may without Unitholder approval (unless such approval is required by the 1940 Act) in dissolution of the Fund liquidate, reorganize or dissolve the Fund in any manner or fashion not inconsistent with applicable law, including, without limitation:

•	Sell and convey all or substantially all of the assets of the Fund to another trust, partnership, limited liability company, association or corporation or other entity, or to a separate series or class of shares thereof, organized under the laws of any state or jurisdiction, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Fund and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, limited liability company, association or corporation or of a series thereof; or

•	At any time sell and convert into money all of the assets of the Fund.

Following a sale or conversion in accordance with the foregoing, and upon making reasonable provision, in the determination of the Board, for the payment of all liabilities of the Fund as required by applicable law, by such assumption or otherwise, the Unitholders involved in such sale or conversion shall be entitled to receive, when and as declared by the Board, the excess of the assets belonging to Fund over the liabilities belonging to the Fund. The assets so distributable to the Unitholders shall be distributed among such Unitholders in proportion to the number of Units held by them and recorded on the books of the Fund.

Upon completion of the distribution of the remaining proceeds or the remaining assets as provided above, the Fund shall terminate and the Board shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Fund shall be cancelled and discharged.

Merger, Consolidation, Incorporation. The Board, in order to change the form of organization and/or domicile of the Fund, may, without prior Unitholder approval, unless otherwise required by the 1940 Act: (i) cause the Trust to merge or consolidate with or into one or more trusts, partnerships, limited liability companies, associations or corporations so long as the surviving or resulting entity is a closed-end management investment company under the 1940 Act, or is a series thereof, which is formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States, or (ii) cause the Fund to incorporate under the laws of Delaware. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of the Trustees. If a merger or consolidation of the Fund described above requires Unitholder approval, such merger or consolidation shall be approved by the vote of 67% or more of the Units present at a meeting called to vote on the merger or consolidation if the holders of more than 50% of the outstanding Units are present or represented by proxy or 50% of the outstanding Units, whichever is less (“Majority Unitholder Vote”). Any other merger or consolidation of the Fund shall, in addition to the approval of the Board, require a Majority Unitholder Vote.

Voting. Each Unitholder has the right to cast a number of votes equal to the number of Units held by such Unitholder at a meeting of Unitholders called by the Board. The Unitholders shall have power to vote only: (a) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof); (b) with respect to any contract entered into pursuant to Article V of the Declaration of Trust to the extent required by the 1940 Act; (c) with respect to termination of the Fund to the extent required by applicable law; and (d) with respect to such additional matters relating to the Fund as may be required by the Declaration of Trust, the By-laws, or as the Board may consider necessary or desirable.

Except for the exercise of their voting privileges, Unitholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Reports to Unitholders. The Fund will furnish to Unitholders as soon as practicable after the end of each taxable year such information as is necessary for such Unitholders to complete federal and state income tax or information returns, along with any other tax information required by law. The Fund will send a semi-annual and an audited annual report to Unitholders within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

Fiscal Year. For accounting purposes, the Fund’s fiscal year is the 12-month period ending on August 31st.

FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to Unitholders may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund’s investment performance. The Fund’s investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices, risk measurement criteria and other information related to the portfolio’s performance. Comparisons may also be made to economic and financial trends and data that may be useful for investors to consider in determining whether to invest in the Fund.

FINANCIAL STATEMENTS

The financial statements and the report of the independent registered public accounting firm thereon, appearing in the Fund’s Annual Report for the fiscal year ended August 31, 2014 are incorporated by reference in this SAI. The Fund’s audited Annual Report is available upon request and free of charge by contacting the Fund at (877) 379-7380.

EXHIBIT A – FUND PROXY VOTING PROCEDURES

FSI LOW BETA ABSOLUTE RETURN FUND
SHAREHOLDER VOTING POLICY
SECTION 1.  BACKGROUND

The Fund exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Fund’s and its unitholders' investments. This Policy details the Fund’s policy with respect to shareholder voting. As the Fund invests primarily in hedge funds, funds of hedge funds, derivatives and fixed income securities, it is unlikely the Fund would be called upon to vote as the shareholder of an issuer.

SECTION 2.  ADVISER RESPONSIBILITIES

(A)            Delegation by Board. Pursuant to the Investment Advisory Agreement between the Fund and the Primary Adviser, the Fund has delegated to the Primary Adviser the authority to vote, on behalf of the Fund, proxies issued by issuers whose securities comprise the Fund’s portfolio (“Portfolio Securities”). Pursuant to the Investment Sub-Advisory Agreement between the Fund, the Primary Adviser, and each Sub-Adviser, the Adviser has delegated the authority to vote, on behalf of the Fund, proxies issued by issuers of Portfolio Securities comprising the Sub-Adviser’s Allocated Portion. Before investing directly in a security for which the Fund could be called upon to vote as a shareholder, such as common stock, an Adviser shall provide and agree to maintain, and the Board shall approve, proxy voting procedures of the Adviser which procedures shall be designed to help ensure that proxies voted on behalf of the Fund are voted consistent with the Adviser’s fiduciary duties to the Fund and the best interests of Fund unitholders.

(B)            Delivery of Proxies. Each Adviser is responsible for coordinating the delivery by the Custodian of proxies to be voted to the Adviser or to the agent of the Adviser selected to vote proxies on its behalf (a “Proxy Voting Service”). Upon request, each Adviser shall provide periodic reports to the Board as to the implementation and operation of its unitholder voting policies and procedures as they relate to the Fund.

(C)            Conflicts of Interest. The Fund recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of the Fund. A conflict of interest includes any circumstance when the Fund, an Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund unitholders in how shares of that issuer are voted.

Each Adviser’s proxy voting procedures shall identify and address the handling of material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service’s procedures to identify and address material conflicts of interest.

(D)            Proxy Voting Record. Each Adviser shall maintain a record of each instance where the Fund was entitled to vote a proxy issued by an issuer of a Portfolio Security maintained in its Allocated Portion and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Fund’s annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

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(1)	The name of the issuer of the security;

(2)	The exchange ticker symbol of the security;

(3)	The CUSIP for the security;

(4)	The shareholder meeting date;

(5)	A brief identification of the matter voted on;

(6)	Whether the matter was proposed by the issuer or by a security holder;

(7)	Whether the Fund cast its vote on the matter;

(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9)	Whether the Fund cast its vote for or against management.

The Adviser shall also be responsible for ensuring information regarding how the Fund voted proxies issued by Portfolio Securities comprising its Allocated Portion during the most recent twelve-month period ended June 30 is available on the Fund’s website or other location consistent with disclosure in the Fund’s registration statement.

SECTION 3:  ABSTENTION

An Adviser, on behalf of the Fund, may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of the Fund's unitholders.

SECTION 4:  BOARD REPORTING AND REVIEW

Each Adviser shall submit its proxy voting procedures to the Board for review and approval: (i) before investing directly in a Portfolio Security comprising its Allocated Portion for which the Fund could be called upon to vote as a shareholder, such as common stock; and (ii) at the next regularly scheduled meeting of the Board following any material change.

Each Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting, on behalf of the Fund, proxies issued by issuers of Portfolio Securities comprising its Allocated Portion and how such conflicts were handled.

Adopted: December 18, 2012
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EXHIBIT B – FINANCIAL SOLUTIONS, INC. PROXY VOTING PROCEDURES

A.	POLICY

It is the policy of the Firm not to accept the responsibility of voting shares held by its Clients by executing the proxies for those shares except when contracted to do so such as when Advising registered funds. The Firm is to take all reasonable actions to inform Clients of its Proxy Policy and to assure that Clients may vote those proxies personally.

B.	OVERSIGHT OF PROXY VOTING

1.	Responsibility for Chief Compliance Officer

The Chief Compliance Officer is responsible for compliance with the Proxy Policy and these Procedures.

If the Firm has, by contract, accepted Proxy voting authority, the Firm is committed to minimizing conflicts of interest when voting proxies on behalf of the Firm's clients, and strives to ensure that proxies are voted in the best interest of the client. The Adviser has adopted the following voting guidelines:

•	For routine matters, as the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where the Adviser assesses that it is not in the best interests of the Fund's shareholders.

•	For non-routine matters, such proposals should be examined on a caseby-case basis.

•	The Adviser may abstain from voting as proxy if such vote cannot be cast with commercially reasonable efforts or if Adviser deems it to be in the best interest of the Fund's shareholders to abstain from voting a proxy.

Absent material conflicts, the Adviser will determine how it should vote the proxy in accordance with the guidelines outlined above. The Adviser recognizes that it may have a conflict of interest in voting proxies on behalf of a client. A conflict of interest, means any circumstance in which the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict between its own interests and the interests of the Client in how proxies of that issuer are voted.

If the Adviser determines that a material conflict of interest exists, the Chief Compliance Officer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as receiving an independent third party voting recommendation.

The Firm will provide Clients, other than registered funds, for which it has accepted Proxy voting authority copies of the Proxy voted and a written explanation of the rational utilized to determine the vote cast.

For registered funds advised by the Firm, the Firm will maintain voting records adequate to support the required Form N-PX filing, including a record of each matter for which the Fund was entitled to vote including:

•	The name of the issuer;
•	If applicable, the exchange ticker symbol of the portfolio security;
•	If applicable, the Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;
•	The shareholder meeting date or partner vote date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder/partner;
•	Whether the Adviser cast a vote on behalf of the Fund on the matter;
•	How the Adviser cast its vote on behalf of the Fund (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•	Whether the Adviser cast its vote on behalf of the Fund for or against management.

2.	Responsibility of Managing Principal

The President shall ensure that the Firm's Proxy Policy is disclosed to Clients for which the firm has not accepted voting authority as described below and for ensuring that any proxies the Firm may receive are promptly forwarded to the Client prior to any voting deadline. The Managing Principal shall also ensure that the Firm complies with any state or federal proxy voting law or regulation.

C.	DISCLOSURE TO CLIENTS

1.	Information Required

A summary of the Firm's Proxy Policy and Procedures shall disclose:

•	that it is the policy of the Firm not to accept the responsibility of voting shares held by its Clients;
•	that the Firm will not execute proxies for Client shares;
•	that the Firm has adopted procedures to ensure that it does not vote Client proxies; and
•	that a copy of the Firm's Proxy Policy and Procedures are available on request by any Client.

2.	Timing of Disclosure

a.	Initial Disclosure

The President shall deliver a copy of the Firm's Proxy Policy and Procedures to all new Clients at the time of execution of the advisory contract with the Client.

b.	Annual Disclosure

At least annually, the Chief Compliance Officer shall offer Clients a copy of the Firm Brochure, which contains a summary of the Firm's Proxy Policy and Procedures.

c.	Client Request

The Chief Compliance Officer shall mail a copy of the Firm's Proxy Policy and Procedures within 10 business days to any Client who requests a copy.

D.	DELIVERY OF PROXY VOTING MATERIALS

The Firm shall promptly forward to each Client any proxies or other voting materials that have been delivered to the Firm relating to securities held by that Client so that the Client can execute the proxies directly.

E.	RECORD KEEPING

 1.            Retention of Proxy Policy and Procedures

The President shall place the current copy of the Firm's Proxy Policy and Procedures in its Manual. All previous versions shall be placed in a file labeled “Proxy Policy and Procedures-Prior Versions.”

2.          Duration of Retention

The President shall ensure that all proxy voting materials or related documents be maintained at the Firm's principal place of business for five years.

 3.            Retention of Proxy Correspondence

The President shall keep a file labeled “Proxy Communications-Client Contact.” The file shall contain, in chronological order, all incoming and outgoing correspondence and a record of any Client contact related to Client proxies. The President shall also place a copy of every piece of correspondence and evidence of Client contact related to Client proxies in the appropriate Client file.

 4.            Record of Noncompliance

The President shall memorialize in a letter each instance of non-compliance with the Proxy Policy and Procedures. The letter should contain any relevant facts, reasoning and supporting documentation. Non-compliance includes, but is not limited to, the President casting a Client's proxy ballot, improper policy disclosure or any act which does not comply with the Firm's Proxy Policy and Procedures. The President is responsible for identifying each instance of non-compliance. The President shall place each letter in a chronological file labeled “Non-Compliance Letters.”

Adopted: February 15, 2013

EXHIBIT C – MERITAGE CAPITAL, LLC PROXY VOTING PROCEDURES

Proxy Voting

Governing Documents will generally provide Meritage with the authority to vote proxies with respect to the securities owned by a Client. In such cases, each proxy proposal received by Meritage will be thoroughly reviewed in order to ensure that such proxy is voted in the best interests of the Client. The purpose of these proxy voting policies and procedures is to set forth the principles and procedures by which Meritage votes or gives consents with respect to the securities owned by Clients for which Meritage exercises voting authority and discretion (the “Proxies”).

These proxy voting policies and procedures are available to any Client upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Meritage and its affiliates engage in a range of activities, including investment activities for private funds, public funds and discretionary and non-discretionary advisory services. Meritage and/or its Supervised Persons may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers, or candidates for directorships. Any conflicts of interest relating to the voting of Proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which Meritage votes all Proxies is the maximization of the ultimate long term economic value of the Client and does not permit proxy voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is the general policy of Meritage to vote or give consent on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, Meritage reserves the right to abstain on any particular vote or otherwise withhold its vote or consent on any matter if, in the judgment of the members of the Compliance Committee and the costs associated with voting such Proxy outweigh the benefits to a Client or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the relevant Client.

Procedures:
•	All Proxy voting decisions initially will be referred to the appropriate Meritage Fund Director to review the Proxy information. All Fund Directors are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above.
•	Proxy voting decisions may include a conflicts of interest review by the CCO or designee in accordance with these policies and procedures, which will include consideration of whether Meritage or any investment professional or other person recommending how to vote the Proxy has an interest in how the Proxy is voted that may present a conflict of interest. If at any time any Fund Director becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Proxy voting decision, he or she should contact the CCO.
•	As necessary, the Compliance Committee may review and discuss applicable Proxy voting recommendations prior to a final submission of any Proxy vote. In this regard, the Compliance Committee shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Proxy voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants, or professionals.
Adopted: May 1, 2014
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EXHIBIT D – PLUSCIOS MANAGEMENT LLC PROXY VOTING PROCEDURES

Pluscios Management LLC
 Proxy Voting Policies and Procedures

Objective

Pluscios Management LLC (“PLUSCIOS”), an investment adviser registered with the Securities and Exchange Commission, is responsible for the allocation of assets on behalf of its clients to various private investment funds, including hedge funds and other alternative investment pools that are structured as private limited partnerships, limited liability companies or offshore corporations (collectively, “Alternative Investments”). The voting rights of Alternative Investments generally are contract rights set forth in the organizational documents (e.g., the limited partnership agreement, limited liability company or memorandum and articles of association). As privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, Alternative Investments do not issue proxies. Instead, they often solicit consents from their limited partners, members or shareholders.

As an investment manager, Pluscios in the normal course of business is typically granted by its clients the authority to vote the solicitations or consents of Alternative Investments and the proxies of securities directly held by clients that are not under the management of a sub-adviser (e.g., securities that are received from in-kind redemptions). In accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable fiduciary and regulatory standards, Pluscios’ objective is to vote the solicitations, consents and proxies (hereinafter referred to as “proxies”) in the best interests of its clients. To further that objective, PLUSCIOS has adopted these Proxy Voting Policies and Procedures.

The Proxy Voting Process

1.            Voting in General. PLUSCIOS’ Investment Committee (“IC”) as part of its ongoing analysis of client holdings, monitors significant developments relating to the portfolio of Alternative Investments. Because in the context of Alternative Investments each solicited vote raises unique questions and is an integral part of PLUSCIOS’ investment process, each proxy or other solicitation with respect to Alternative Investments will be analyzed by a member or members of the IC on a case-by-case basis.

For proxies received with respect to any securities other than Alternative Investments held directly by PLUSCIOS’ clients, for which PLUSCIOS has voting responsibility, PLUSCIOS will defer the vote to a proxy voting service and vote in accordance with their recommendation.

Situations may arise in which more than one client invests in the same Alternative Investment or securities. In addition, two or more funds/clients may be invested in strategies having different investment objectives, investment styles or portfolio managers. As a result, PLUSCIOS may cast different votes on behalf of different clients.

2.            Responsibility for Vote for Alternative Investments – Primary Contact for the Manager of the Underlying Hedge Fund or Other Person Identified by Compliance Officer. Where the proxy being voted is with respect to interests in an underlying hedge fund (“UHF”) owned by a PLUSCIOS client over which PLUSCIOS has discretionary investment authority, it shall be the responsibility of the Primary Contact in the IC for the investment manager of the UHF to vote the proxies in a timely manner and otherwise in accordance with these procedures. In the absence of the Primary Contact, the Compliance Officer shall assign such responsibility to another person in the IC in accordance with the procedures set forth below in this section.

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3.            Procedures for Voting Proxies. PLUSCIOS has adopted the following procedures in order to ensure that all proxy materials are processed in a timely fashion:

•    All proxies and related materials received by PLUSCIOS shall be forwarded to the designated IC member with a copy to the Compliance Officer.
•    The Compliance Officer will promptly follow up via e-mail to ensure that if the designated person is unavailable, the proxy material is assigned to another member of the IC. The person assigned responsibility is referred to herein as the “IC Designate.” If the Compliance Officer is absent, a Principal of PLUSCIOS will perform this follow up.
•    The IC Designate will analyze the proxy materials and make a decision on how to vote each proxy, conferring with the other members of the IC if appropriate (absent material conflicts of interest – if there are material conflicts of interest, follow procedures described below in “Material Conflicts of Interest”). The IC Designate shall have responsibility for submitting the proxy prior to the Voting Deadline (and keeping a copy of the proxy, as voted).
•    In some cases, proxy materials stipulate how a failure to vote the proxy will be interpreted (for example, proxy materials may stipulate that no vote will be deemed to be a vote for the proposal, or that there is no need to submit a proxy if there is an intention to vote in favor of the proposal). In such a case, the IC Designate must still determine how to vote the proxy, and convey this decision as described above. If the IC Designate decides that a proxy should not be submitted, that decision shall be communicated to the UHF and a copy of that communication shall be kept in the files.

Material Conflicts of Interest

Rule 206(4)-6 under the Advisers Act requires that the proxy voting procedures adopted and implemented by a registered investment adviser include procedures that address material conflicts of interests that may arise between the investment adviser and its clients. Material conflicts of interest may arise when management of a PLUSCIOS investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may affect PLUSCIOS’ relationship with such company and materially impact PLUSCIOS’ business; or when a personal relationship between a PLUSCIOS officer and management of a company or other proponents of proxy proposals could impact the voting decision.

In addition, PLUSCIOS has adopted the procedures discussed in the following section to address material conflicts of interest.

Escalation of conflicts of interest

The IC Designate, along with the Compliance Officer, is responsible for identifying potential material conflicts of interests. When a potential material conflict of interest has been identified between the interests of PLUSCIOS and its clients, it is the responsibility of the full IC to evaluate the matter and determine whether an actual material conflict of interest exists.

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In the event an actual material conflict of interest exists, the final voting decision will be made by the full IC.

Depending upon the nature of the material conflict, PLUSCIOS may elect to take one or more of the following measures, or other appropriate action:

X	removing certain PLUSCIOS personnel from the proxy voting process;
X	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
X	deferring the vote to a proxy voting service and vote in accordance with its recommendation; or deferring the vote to an independent person or body

The resolution of all potential and actual material conflict issues presented to the full IC will be thoroughly documented.

Recordkeeping

PLUSCIOS is required to maintain for five (5) years all records relating to the proxy voting process (the first two years in an easily accessible place). Those records will include the following:

X	a copy of the PLUSCIOS Proxy Voting Policies and Procedures;
X	a copy of each proxy statement received on behalf of PLUSCIOS clients;
X	a record of each vote cast on behalf of PLUSCIOS client holdings;
X	a copy of all documents created by PLUSCIOS personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and
X	a copy of each written request by a client for information on how PLUSCIOS voted proxies on behalf of the client, as well as a copy of any written response by PLUSCIOS to any request by a PLUSCIOS client for information on how PLUSCIOS voted proxies on behalf of a client.

Adopted: June 2008, confirmed through December 2012

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